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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2004


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                  Series 2002-A, Series 2002-B, Series 2003-A,
                         Series 2003-B and Series 2003-C
 -------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                        333-36939
                                        333-60994
                                        333-74600
        United States                   333-109768                22-2382028
----------------------------     -------------------------   -------------------
(State or other jurisdiction     (Commission File Numbers)     (IRS Employer
of incorporation)                                            Identification No.)


          White Clay Center, Building 200, Newark, DE            19711
          -------------------------------------------          ----------
          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On January 15, 2004, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A, Series 2002-B, Series 2003-A, Series 2003-B and Series 2003-C. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

             20.1 Monthly statements to certificateholders with respect to the January 15, 2004 distribution.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 2004

                                       By: CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION
                                       as Servicer


                                       By:  /s/ Patricia M. Garvey
                                       ---------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.               Description
----------                -----------
20.1                      Monthly Statements to Certificateholders
                          dated January 15, 2004.